                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           ARIAD PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

         -------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

         -------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

         -------------------------------------------

    5)   Total fee paid:

         -------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

    1)   Amount previously paid:

         -------------------------------------------

    2)   Form, Schedule or Registration Statement No:

         -------------------------------------------

    3)   Filing party:

         -------------------------------------------

    4)   Date Filed:

         -------------------------------------------

May 5, 2000



Dear ARIAD Stockholder:

You are invited to attend the Annual Meeting of ARIAD Stockholders to be held on Thursday, June 8, 2000 at 10:00 a.m., Eastern Time, at our offices at 26 Landsdowne Street, Cambridge, Massachusetts.

The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the formal business to be acted upon. We urge you to read this information carefully.

At the Annual Meeting, four persons will be elected to serve as Class 3 Directors. The Board of Directors unanimously believes that the election of these nominees as directors is in the best interests of ARIAD and its stockholders and, accordingly, recommends a vote FOR Item 1 on the enclosed proxy card.

In addition to the election of Directors, I will make a presentation on our progress over the past year and our plans for the future. Directors and management will be available as well to respond to your questions.

If you plan on attending, please contact Ms. Kathy Lawton in our Investor Relations Office at (617) 494-0400, extension 251 or send her an e-mail at investor@ariad.com. In either case, she will send you directions to our offices and register you for the meeting.

It is important that your shares be represented and voted at the meeting, whether or not you plan on attending the meeting in person. Therefore, please sign, date and promptly return the enclosed proxy in the envelope provided.

On behalf of all of our employees and directors, I would like to thank you for your continuing support and confidence.


Sincerely yours,



Harvey J. Berger, M.D.
Chairman and Chief Executive Officer

                           ARIAD PHARMACEUTICALS, INC.

                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD JUNE 8, 2000


      Notice is hereby given that the Annual Meeting of Stockholders of ARIAD Pharmaceuticals, Inc. (the "Company") will be held on Thursday, June 8, 2000 at 10:00 a.m., Eastern Time, at the Company's offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139, for the following purposes:

      1. To elect four Class 3 Directors to hold office until the 2003 Annual Meeting of Stockholders and until their successors are duly elected and qualified,

      2. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

      Holders of record of the Company's Common Stock at the close of business on April 27, 2000 are entitled to notice of and to vote at the Meeting.

      For the ten-day period immediately prior to the Meeting, the list of stockholders entitled to vote at the Meeting will be available for inspection at the offices of the Company, located at 26 Landsdowne Street, Cambridge, Massachusetts 02139, for such purposes as are set forth in the General Corporation Law of the State of Delaware.



                                   By Order of the Board of Directors


                                   Laurie A. Allen, Esq.
                                   Secretary


Dated: May 5, 2000


                                    IMPORTANT

      IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS. ACCORDINGLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. IF YOU SO CHOOSE, YOU MAY VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING.

                           ARIAD PHARMACEUTICALS, INC.

                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 8, 2000


      This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of ARIAD Pharmaceuticals, Inc. (the "Company" or "ARIAD") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Thursday, June 8, 2000 at 10:00 a.m., Eastern Time, at the Company's offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139 and at any adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting. These proxy materials are being mailed to stockholders on or about May 5, 2000.

      Holders of the Company's common stock, par value $0.001 per share (the "Common Stock"), who are entitled to vote are urged to sign the enclosed form of proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with such holders' directions. If no directions are given, proxies will be voted "FOR" the election as Class 3 Directors of the nominees named herein and, as to any other business that may come before the Meeting, in accordance with the judgment of the person or persons named in the Proxy. The Board of Directors knows of no other business to be presented at the Meeting.

      The proxy may be revoked at any time prior to the voting thereof by written notice of revocation to the Company at 26 Landsdowne Street, Cambridge, Massachusetts 02139, Attention: Jay R. LaMarche, Chief Financial Officer. The proxy may also be revoked by submission to the Company prior to the Meeting of a more recently dated proxy or by attending the Meeting and voting in person. Shares as to which a broker indicates it has no discretion to vote, and which are not voted, will be considered present at the Meeting for the purpose of determining the presence of a quorum but will have no effect on the approval of the proposals described in the immediately preceding paragraph. Proxies marked as abstaining on any matter to be acted on by the stockholders will be treated as present at the Meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. The inspector's duties include determining the number of shares represented at the Meeting, counting all votes and ballots and certifying the determination of the number of shares represented and the outcome of the balloting.

      The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying materials, will be borne by the Company. The Company has retained D.F. King & Co., Inc. ("D.F. King") to assist in the distribution and solicitation of proxies. The Company anticipates that it will pay D.F. King approximately $3,500 in fees, plus reasonable out-of-pocket expenses. In addition to use of the mails, proxies may be solicited personally or by telephone or otherwise by officers, directors and employees of the Company, who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. Such parties will be reimbursed for their reasonable expenses incurred in such connection.

                          OUTSTANDING VOTING SECURITIES

      Only holders of record of the Common Stock at the close of business on April 27, 2000 are entitled to notice of and to vote at the Meeting. On that date, there were 25,968,118 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote. Accordingly, a total of 25,968,118 votes are entitled to be cast on each matter submitted to a vote at the Meeting. One third of such shares, present in person or represented by proxy at the Meeting, will constitute a quorum for the transaction of business at the Meeting. Under the Company's By-laws, the affirmative vote of a majority of the votes cast by the stockholders present or represented by proxy at the Meeting is required to elect the nominees for election as Class 3 Directors of the Company, which is to be considered as Proposal 1. Abstentions and broker non-votes will be considered present at the Meeting for the purpose of determining the presence of a quorum but will have no effect on the vote.

                         INFORMATION REGARDING DIRECTORS

      The Board of Directors currently consists of eight members classified into three classes. At each Annual Meeting of the Stockholders, the term for one class of directors expires and directors are elected for a full term of three years to succeed the directors of such class. Set forth below is certain biographical information for each of the four individuals nominated by the Board of Directors for election as Class 3 Directors at this Meeting, as well as for each of the continuing Class 1 and Class 2 Directors whose terms expire either at the Annual Meeting of the Stockholders in 2001 or 2002, or at such time as such director's successor is duly elected and qualified. All of the other companies listed as companies in which certain directors hold directorships are publicly traded companies.

                          NOMINEES AS CLASS 3 DIRECTORS
                              (TERM TO EXPIRE 2003)

         Harvey J. Berger, M.D., 49, is the principal founder of ARIAD and has served as the Company's Chairman of the Board, President and Chief Executive Officer since April 1991. From 1986 to 1991, Dr. Berger held a series of senior management positions at Centocor, Inc., a biotechnology company, most recently as Executive Vice President and President of the Research and Development Division. He has held senior academic and administrative appointments at Emory University, Yale University and the University of Pennsylvania and was an Established Investigator of the American Heart Association.

         Vaughn D. Bryson, 61, a Director of ARIAD since February 1995, is President of Life Science Advisors, Inc., a healthcare consulting company. Mr. Bryson was a thirty-two year employee of Eli Lilly & Co. from 1961 to 1993 and served as President and Chief Executive Officer of Eli Lilly from 1991 to 1993. He served as Executive Vice President of Eli Lilly from 1986 until 1991. He also served as member of Eli Lilly's Board of Directors from 1984 until his retirement in 1993. Mr. Bryson was Vice Chairman of Vector Securities International Inc., an investment banking firm, from April 1994 to December 1996. He also is a Director of Chiron Corporation, a biotechnology company, Fusion Medical Technologies, Inc., a biotechnology company, Athergenics, Inc. , a biotechnology company, Amylin Pharmaceutical, Inc., a biotechnology company and Quintiles Transnational Corporation, a pharmaceutical services company. He received a B.S. degree in Pharmacy from the University of North Carolina and completed the Sloan Program at the Stanford University Graduate School of Business.

      Sandford D. Smith, 53, a Director of ARIAD since October 1991 and our Vice Chairman since January 1999, is President, Therapeutics International, Genzyme Corporation. From May 1996 to September 1996, he was Vice President and General Manager, Specialty Therapeutics and International Group, Genzyme Corporation, a biotechnology company. Mr. Smith was President and Chief Executive Officer and a Director of Repligen Corporation, a biotechnology company, from 1986 to March 1996. Mr. Smith previously held a number of positions with Bristol-Myers Squibb and Company from 1977 to 1986, including, most recently, Vice President of Corporate Development and Planning for the United States Pharmaceutical and Nutritional Group. Mr. Smith earned his B.A. degree from the University of Denver. Mr. Smith is also a Director of CSPI, a software company.

      Raymond S. Troubh, 74, a Director of ARIAD since October 1991, has been a financial consultant for more than five years. Prior to this position he was a general partner of Lazard Freres & Co., an investment banking firm, and a governor of the American Stock Exchange. Mr. Troubh is a Director of Diamond Offshore Drilling, Inc., a contract drilling company, Foundation Health Systems, Inc., a managed healthcare company, General American Investors Company, Inc., an investment trust company, Gentiva Health Services, Inc., a healthcare provider, Olsten Corporation, a staffing services company, Petrie Stores Corporation, a liquidating trust, Starwood Hotels & Resorts, Inc., a hotel operating company, Triarc Companies, Inc., a food and beverage company and WHX Corporation, a steel products company. He received his A.B. degree from Bowdoin College and his LL.B. degree from Yale Law School.

                          CONTINUING CLASS 1 DIRECTORS
                              (TERM TO EXPIRE 2001)

      John M. Deutch, Ph.D., 61, a Director of ARIAD since March 1997, is an Institute Professor at the Massachusetts Institute of Technology. From 1992 to 1997, he previously served as Director of Central Intelligence, Deputy Secretary of Defense, and Undersecretary of Defense (Acquisition and Technology). Prior to this service, he was Provost of the Massachusetts Institute of Technology, Dean of the School of Science, Chairman of the Department of Chemistry and the Karl Taylor Compton Professor of Chemistry. Mr. Deutch received his B.A. degree from Amherst College and his D.Sc. degree from the Massachusetts Institute of Technology and was a National Institutes of Health postdoctoral fellow. Mr. Deutch is a Director of Citicorp, a financial services company, CMS Energy Corporation, an energy company, Cummins Engine Company, Inc., a manufacturer of engines and engine components, Raytheon, Inc., a defense and commercial electronics company, and Schlumberger Ltd., an oil and gas equipment services company.

      Ralph Snyderman, M.D., 60, a Director of ARIAD since June 1998, has been Chancellor for Health Affairs, Dean, School of Medicine at Duke University, and President and Chief Executive Officer of Duke University Health System since March 1989. He was formerly Senior Vice President of Medical Research and Development at Genentech, Inc., a biotechnology company from January 1987 to May 1989. Dr. Snyderman is a Director of Proctor and Gamble, Inc., a consumer products and healthcare company. Dr. Snyderman received his M.D. degree from the State University of New York and his B.S. degree from Washington College, Chestertown, Maryland.


                         CONTINUING AS CLASS 2 DIRECTORS
                              (TERM TO EXPIRE 2002)

      Philip Felig, M.D., 63, a Director of ARIAD since October 1991, has been in medical practice specializing in endocrinology and diabetes as an Attending Physician on the Senior Medical Staff at Lenox Hill Hospital since 1987. Prior to this position, from 1986 to 1987, he was Chief Executive Officer of Sandoz Pharmaceuticals Corporation, a pharmaceutical company, and from 1984 to 1987, President of the Sandoz Research Institute. Prior to this service, Dr. Felig held a series of academic positions at the Yale University School of Medicine, including Professor and Vice-Chairman of the Department of Medicine and Chief of Endocrinology. Dr. Felig received his B.A. degree from Princeton University and his M.D. degree from the Yale University School of Medicine and did further medical training at the Yale-New Haven Hospital, the Joslin Laboratory at Harvard Medical School and the Peter Bent Brigham Hospital. Dr. Felig also holds an Honorary Doctor of Medicine from the Karolinska Institute.

      Jay R. LaMarche, 53, has served as Chief Financial Officer, Treasurer and a Director of ARIAD since January 1992. Mr. LaMarche has served as Executive Vice President since March 1997 and as Senior Vice President, Finance from January 1992 to February 1997. Prior to joining ARIAD, he was Chief Financial Officer and a Director of ChemDesign Corporation, a fine chemicals manufacturer, where he served in several capacities, most recently as Executive Vice President.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

      During the fiscal year ended December 31, 1999, the Board of Directors held nine meetings. The Board of Directors has three committees, the Executive Committee, the Compensation and Stock Option Committee and the Audit Committee. The Board does not have a nominating committee. Except for Dr. Felig, no director attended fewer than 75% of the aggregate number of meetings held during such fiscal year by the Board of Directors and the committees of the Board on which he served.

      The members of the Executive Committee are Dr. Berger and Messrs. Bryson, LaMarche and Smith. The Executive Committee has and may exercise certain powers and authority of the Board of Directors in connection with the management and affairs of the Company. The Executive Committee held three meetings (including actions taken by written consent) during the fiscal year ended December 31, 1999.

      The members of the Compensation and Stock Option Committee are Dr. Felig and Messrs. Smith and Troubh. The Compensation and Stock Option Committee establishes compensation levels for executive officers, evaluates the performance of executive officers, considers management succession and related matters and administers the Company's stock option plans and executive compensation plan. Such committee reviews with the Board of Directors all aspects of compensation for the executive officers, except that decisions with respect to awards under the ARIAD Pharmaceuticals, Inc. 1991 Stock Option Plan for Employees and Consultants (the "1991 Employee Plan") are made solely by the committee. The Compensation and Stock Option Committee held six meetings (including actions taken by written consent) during the fiscal year ended December 31, 1999.

      The members of the Audit Committee are Messrs. Bryson and Troubh. The responsibilities of the Audit Committee include, with the assistance of management, the selection and engagement of the Company's independent auditors, the review of the scope of the audit proposed by the auditors, a post-audit review of the Company's financial statements and general oversight of the Company's financial reporting and the adequacy of internal controls. The Audit Committee held two meetings during the fiscal year ended December 31, 1999.

      Except as set forth below for Mr. Sandford Smith, Directors do not receive any cash compensation for service on the Board of Directors or its committees. Directors are reimbursed for their expenses for each meeting attended. On December 1, 1999, each of Dr. Felig and Messrs. Bryson, Deutch, Smith and Troubh was awarded options to purchase 10,000 shares of Common Stock at $1.50 per share, pursuant to the ARIAD Pharmaceuticals, Inc. 1994 Stock Option Plan for Non-Employee Directors (the "1994 Director Plan"). Such options were exercisable on the grant date. For the fiscal year ended December 31, 1999, Drs. Felig and Snyderman and Mr. Deutch each received advisory fees aggregating $5,000 in connection with their membership on the Board of Scientific and Medical Advisors. Commencing February 1, 1999, the Company compensated Mr. Smith at a rate of $4,000 per month for his services as Vice Chairman of the Board of Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In November 1995, the Company entered into an agreement with Hoechst Marion Roussel S.A., an affiliate of a former greater than 5% holder of the Company's voting securities, to collaborate on the discovery and development of drugs to treat osteoporosis and related bone diseases, (the "1995 HMR Osteoporosis Agreement"). Under the 1995 HMR Osteoporosis Agreement, the Company granted to HMR exclusive rights to develop and commercialize these drugs worldwide. Under the terms of this Agreement, HMR made an initial cash payment to the Company of $10,000,000, agreed to provide research funding in equal quarterly amounts of $1,000,000 up to an aggregate of $20,000,000 over a five-year period and agreed to provide an aggregate of up to $10,000,000 upon the attainment of certain research milestones. This Agreement further provided for the payment of royalties to the Company based on product sales. Revenue recognized under the 1995 HMR Osteoporosis Agreement amounted to $6,000,000, $6,778,000 and $7,333,000 for 1999, 1998 and 1997, respectively, including
$2,000,000 for the achievement of a milestone in 1999.

         In March 1997, the Company entered into an agreement which established a 50/50 joint venture with Aventis Pharmaceuticals, Inc. (formerly a greater than 5% holder of the Company's voting securities and formerly known as Hoechst Marion Roussel, Inc.) ("Aventis") to pursue functional genomics (the "1997 HMR Genomics Agreement") with the goal of identifying genes that encode novel therapeutic proteins and small-molecule drug targets. The joint venture, named the Hoechst-ARIAD Genomics Center, LLC (the "Genomics Center"), was located at the Company's facility in Cambridge, Massachusetts. Under the terms of the 1997 HMR Genomics Agreement, the Company and Aventis agreed to commit $85,000,000 to the establishment of the Genomics Center and its first five years of operation. The Company and Aventis agreed to jointly fund $78,500,000 of operating and related costs, and ARIAD agreed to invest up to $6,500,000 in leasehold improvements and equipment for use by ARIAD in conducting research on behalf of the Genomics Center. Through December 31, 1999, the Company had invested $6,500,000 in leasehold improvements and equipment and funded $14,997,000 in operating and related costs. Aventis committed to provide ARIAD with capital adequate to fund ARIAD's share of such costs through the purchase of up to $49,000,000 of ARIAD Series B Convertible Preferred Stock over the five-year period, including an initial investment of $24,000,000, which was completed in March 1997 and $5,747,000 which was completed in January 1999. The Company also entered into agreements with the Genomics Center to provide research and administrative services to the Genomics Center on a cost reimbursement basis. Revenue recognized pursuant to the Services Agreements amounted to $6,468,000, $4,951,000 and $1,357,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

      On December 31, 1999, the Company completed the sale of its 50% interest in the Genomics Center to Aventis and received: (i) $40,000,000 in cash, of which $5,000,000 had been advanced on October 12, 1999, (ii) return of 3,004,436 shares of the Company's Series B Convertible Preferred Stock, (iii) the forgiveness of $1,857,000 of long-term debt including accrued interest owed by the Company to Aventis, (iv) drug candidates and related technologies resulting from the 1995 HMR Osteoporosis Agreement and (v) the right to use certain genomics and bioinformatics technologies developed by the Genomics Center. In addition, the Company agreed to (x) sublease to Aventis approximately 35,000 square feet of laboratory and office space, for a period of up to seven years,
(y) assign equipment leases with aggregate rental payments of $1,793,000 to Aventis, and (z) provide certain transitional laboratory support services. The Company recorded a net gain on the transaction of $46,440,000.

      On November 9, 1998, the Company issued 5,000 shares of the Company's Series C Convertible Preferred Stock to Brown Simpson Strategic Growth Funds ("Brown Simpson") and HFTP Investments, Inc, LLC, an affiliate of the Promethean Investment Group ("Promethean") and received proceeds of approximately $5,000,000. (Both Brown Simpson and Promethean are former greater than 5% holders of the Company's voting securities.) Each share of Series C Convertible Preferred Stock had a liquidation value of $1,000, plus an additional amount equal to a 5% per annum accretion amount, accrued from the date of issue, and was convertible into Common Stock of the Company, at a conversion price equal to the lower of a variable conversion price or $2.09 per share. On December 31, 1999, the Company repurchased 2,000 shares of Series C Convertible Preferred Stock from Brown Simpson for an aggregate cash payment of $3,400,000. On January 14, 2000, the Company completed the repurchase of the remaining 3,000 shares of Series C Convertible Preferred Stock from Promethean for an aggregate consideration of $6,925,000 plus 1,078,038 shares of Common Stock. Each transaction included the cancellation of all rights to purchase additional shares by the investors and the rights held by the Company to require purchase of additional shares of Series C Convertible Preferred Stock.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of April 26, 2000 certain information with respect to (i) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) known to the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table under "Executive Compensation" and (iv) all directors and executive officers as a group. In accordance with the rules promulgated by the Securities and Exchange Commission (the "Commission"), such ownership includes shares currently owned, as well as shares that the named person has the right to acquire within 60 days, including, but not limited to, shares that the named person has the right to acquire through the exercise of any option or warrant. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the Common Stock shown as beneficially owned.

                                                NUMBER OF SHARES
NAME AND ADDRESS                               BENEFICIALLY OWNED           PERCENTAGE
----------------                               ------------------           ----------

Harvey J. Berger, M.D.                            1,612,747 (1)                5.6%
Jay R. LaMarche                                     365,356 (2)                1.3%
Manfred Weigele, Ph.D.                              363,534 (3)                1.3%
John Iuliucci, Ph.D.                                172,793 (4)                  *
Vaughn D. Bryson                                     90,000 (5)                  *
John M. Deutch, Ph.D.                                87,053 (6)                  *
Philip Felig, M.D.                                  120,714 (7)                  *
Sandford D. Smith                                   106,205 (8)                  *
Ralph Snyderman, M.D.                               110,000 (9)                  *
Raymond S. Troubh                                   116,249(10)                  *
All directors and executive officers              3,144,651(11)               11.0%
as a group (10 persons)


----------

*    Indicates less than one percent

(1) Includes 296,500 shares issuable upon exercise of stock options within 60 days of April 26, 2000. Includes 535,714 shares of Common Stock and 235,714 shares issuable upon exercise of stock options within 60 days of April 26, 2000 held of record by The Berger Family Trust and 8,928 shares of Common Stock held of record by The Wolk Family Trust. Wendy S. Berger and Harvey
     J. Berger, as co-trustees of such trusts, have the right to vote and dispose of the shares held by such trusts; however, in certain circumstances, Wendy S. Berger as co-trustee will have sole voting power with respect to the shares held by each such trust. Includes 122,000 shares held by Edith Berger, Dr. Berger's mother, 40,892 shares held by Wendy S. Berger, Dr. Berger's spouse, and 11,928 shares held by Dr. Berger's children. Dr. Berger's address is in care of ARIAD Pharmaceuticals, Inc., 26 Landsdowne Street, Cambridge, MA 02139.

(2) Includes 203,107 shares issuable upon exercise of stock options within 60 days of April 26, 2000. Includes 6,696 shares held by Carol B. LaMarche, Mr. LaMarche's spouse.

(3) Includes 213,981 shares issuable upon exercise of stock options within 60 days of April 26, 2000.

(4) Includes 165,428 shares issuable upon exercise of stock options within 60 days of April 26, 2000.

(5) Includes 47,500 shares issuable upon exercise of stock options within 60 days of April 26, 2000.

(6) Includes 70,357 shares issuable upon exercise of stock options within 60 days of April 26, 2000.

(7) Includes 120,714 shares issuable upon exercise of stock options within 60 days of April 26, 2000.

(8) Includes 102,857 shares issuable upon exercise of stock options within 60 days of April 26, 2000.

(9) Includes 74,286 shares issuable upon exercise of stock options within 60 days of April 26, 2000.

(10) Includes 60,000 shares issuable upon exercise of stock options within 60 days of April 26, 2000.

(11) Includes 1,590,444 shares subject to the options held by all directors and executive officers as a group issuable upon exercise of stock options within 60 days of April 26, 2000.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the executive officers of the Company:

NAME                          AGE       OFFICE OR POSITIONS HELD
----                          ---       ------------------------

Harvey J. Berger, M.D.        49        Chairman of the Board, President and
                                           Chief Executive Officer

Jay R. LaMarche               53        Executive Vice President and Chief
                                           Financial Officer

John D. Iuliucci, Ph.D.       57        Senior Vice President, Drug Development

Manfred Weigele, Ph.D.        67        Senior Vice President, Chief Scientific
                                           Officer

For biographical information on Dr. Berger and Mr. LaMarche, see "Information Regarding Directors."

     John D. Iuliucci, Ph.D. has served as Senior Vice President, Drug Development since January 1999. Dr. Iuliucci also served as Vice President, Drug Development from October 1996 to December 1998, and Vice President, Preclinical Development of ARIAD from June 1992 to September 1996. Prior to joining ARIAD, Dr. Iuliucci was Director of Preclinical Pharmacology and Toxicology at Centocor, Inc. from 1984 to 1992. From 1975 to 1984, Dr. Iuliucci headed the Drug Safety Evaluation Department at Adria Laboratories. He was a Senior Toxicologist at the Warner-Lambert Pharmaceutical Research Institute from 1972 to 1975. Dr. Iuliucci received a B.S. degree in Pharmacy and M.S. and Ph.D. degrees in Pharmacology from Temple University.

     Manfred Weigele, Ph.D. has served as Senior Vice President and Chief Scientific Officer since March 1999. Dr. Weigele also served as Senior Vice President, Physical and Chemical Sciences from October 1996 to February 1999 and as Senior Vice President, Research - Chemistry of ARIAD from October 1991 to September 1996. Prior to joining ARIAD, from 1985 to 1991, Dr. Weigele was a Vice President and Group Director of Chemistry Research for Hoffmann-LaRoche Inc., where he directed chemistry research. He joined Hoffmann-LaRoche, a worldwide pharmaceuticals company, in 1965. Dr. Weigele received his undergraduate training at Technische Universitat in Braunschweig, Germany and his Ph.D. degree from the University of Wisconsin.

                             EXECUTIVE COMPENSATION

     The following table sets forth aggregate amounts of compensation paid or accrued by the Company for the years ended December 31, 1999, 1998 and 1997, for services rendered in all capacities, by each of the Company's Chief Executive Officer, the four most highly compensated executive officers other than the Chief Executive Officer and one additional individual for whom disclosure is required, even though such individual was not serving as an executive officer at December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                  LONG-TERM COMPENSATION
                                       ANNUAL COMPENSATION(1)     ----------------------
                                       -----------------------     NUMBER OF SECURITIES        ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR            SALARY                UNDERLYING OPTIONS      COMPENSATION(2)
---------------------------   ----     -----------------------     ---------------------    ---------------

Harvey J. Berger, M.D.        1999           $330,000                     250,000                $3,200
Chairman, President and       1998            300,000                     100,000                 3,200
Chief Executive Officer       1997            300,000                          --                    --

Jay R. LaMarche               1999            220,000                     143,000                24,113
Executive Vice President      1998            215,000                      50,000                 3,200
and Chief Financial Officer   1997            215,000                          --                    --

Manfred Weigele, Ph.D.        1999            174,014                     159,500                18,464
Senior Vice President,        1998            173,654                      50,000                    --
Chief Scientific Officer      1997            215,000                          --                    --

John D. Iuliucci, Ph.D.       1999            200,000                      90,000                15,222
Senior Vice President,        1998            198,654                      55,000                 3,019
Drug Development              1997            165,000                          --

Laurie A. Allen, Esq.(3)      1999            206,731                     135,000                 2,414

Mark J. Zoller, Ph.D.(4)      1999            210,000                     107,000                11,627
                              1998            165,000                      50,000                 3,200
                              1997            165,000                      21,000                    --


----------

(1) Other annual compensation is not presented, as the cost did not exceed the lesser of $50,000 or 10% of the total salary reported for any of the named executive officers.

(2) The amounts listed include the Company's matching contributions of up to $3,200 under its 401(k) Plan and compensation earned under the ARIAD Pharmaceuticals, Inc. 1997 Executive Compensation Plan amounting to $20,913 for Mr. LaMarche, $18,464 for Dr. Weigele, $12,172 for Dr. Iuliucci and $8,752 for Dr. Zoller. See "401(k) Plan" and "Report of the Compensation and Stock Option Committee - Bonus Awards."

(3) Ms. Allen's employment as Senior Vice President, Corporate Development and General Counsel terminated January 1, 2000. She continues as Secretary and a consultant to the Company.

(4) Dr. Zoller's employment as Senior Vice President Genomics and Scientific Director of the Hoechst-ARIAD Genomics Center, LLC terminated December 31, 1999 as part of the Company's sale of its 50% interest in the Genomics Center to Aventis.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Stock Option Committee is comprised of Dr. Felig and Messrs. Smith and Troubh. On December 1, 1999, pursuant to the 1994 Director Plan, the Company granted to each member of the committee an option to purchase 10,000 shares of Common Stock at $1.50 per share.

EMPLOYMENT AGREEMENTS

     Dr. Berger, Chief Executive Officer, President and Chairman of the Board of Directors of the Company, has an employment agreement with the Company which commenced in January 1992 and terminates in December 2001. The agreement provides that he shall be employed as the Chief Executive Officer and President of the Company, shall be nominated for election to the Board of Directors, serve as Chairman of the Board and receive an annual base salary of $330,000 for 1999, increasing each year by at least 10% of the preceding year's base salary. Dr. Berger is eligible each year to receive a discretionary bonus, determined by the Board of Directors, of up to 50% of his annual base salary. Dr. Berger's employment agreement is automatically renewable for successive three-year terms unless terminated by either party. If the Company fails to renew the employment agreement, it is obligated to pay Dr. Berger, in addition to his compensation for the remainder of the term, a lump sum payment equal to two times Dr. Berger's annual salary for the final year of the term and to provide for the immediate exercisability of all stock options and other equity rights.

     Dr. Berger's employment agreement provides that, if the agreement is terminated by either party upon the occurrence of certain events including, (i) a sale or merger of the Company (or stockholder approval of a merger agreement) or an acquisition of a substantial equity interest in the Company by a person or group of persons, (ii) if Dr. Berger is not elected to membership on the Board of Directors, named as Chairman or designated as Chief Executive Officer or ceases to be the highest ranking executive officer of the Company or ceases to control personnel decisions with respect to the Company's employees, (iii) if the Company is in material breach of the terms of his employment agreement, (iv) if the Company is bankrupt or insolvent or (v) if the Company terminates Dr. Berger's employment agreement without cause, (1) the Company will pay Dr. Berger the greater of (x) any remaining salary payable during the term of the agreement plus the maximum possible bonus for each year remaining in the term (taking into account, in both cases, future 10% increases in salary) and (y) an amount equal to twice his current annual salary and maximum bonus for the current year of employment (the "Severance Payment") and (2) all of his stock options, stock awards and similar equity rights will immediately vest and become exercisable. The Company is not obligated to make the Severance Payment if it discharges Dr. Berger for cause. If the vesting of certain benefits and the payment of certain amounts by the Company to Dr. Berger are treated as payments in the nature of compensation that are contingent on a "change in control" (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), the deductibility of such payments could, depending upon the aggregate amount of such payments, be disallowed pursuant to Section 280G of the Code and an excise tax could be imposed on Dr. Berger pursuant to Section 4999 of the Code for which he would, pursuant to the employment agreement, be indemnified by the Company on a net after-tax basis. The employment agreement contains a non-competition provision that is effective during the term of the agreement and, if Dr. Berger is terminated for cause, for a period of one year following the date of termination.

     The Company has also entered into employment agreements with Mr. LaMarche and Drs. Weigele and Iuliucci. The agreements provide for employment at each such executive's present position through December 2001 for Mr. LaMarche and Dr. Iuliucci and through December 2000 for Dr. Weigele at annual base salaries of $240,000, $207,500 and $230,000, respectively, increasing each year by an amount to be determined by the Board of Directors. In addition, each executive is eligible each year to receive a discretionary bonus, to be determined by the Board of Directors, of up to 30% of his annual base salary. The agreements are renewable for successive one-year terms with the mutual consent of the parties.

     These agreements provide that: (i) upon a change of control of the Company, such officers will be entitled to receive, upon termination by the officer within 90 days after the change in control, any remaining salary payable during the term or six months' salary whichever is shorter, and all stock options held by such officers will immediately vest and become exercisable; and (ii) upon termination by the Company, without cause, such officer will be entitled to receive his current salary for the remaining period of the applicable term and all outstanding options that would have vested during such term shall vest immediately.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         Potential
                                                                                     Realizable Value at
                                          Percent of                                   Assumed Annual
                           Number of         Total                                     Rates of Stock
                          Securities        Options                                  Price Appreciation
                          Underlying       Granted to                                  for Option Term
                            Options       Employees in    Exercise    Expiration    --------------------
Name                      Granted (1)     Fiscal Year      Price         Date        5%($)        10%($)
----                     ------------    -------------    --------    ----------    --------------------

Harvey J. Berger, M.D.     70,000(2)         3.4%          $1.38       05/05/09       $68,370   $153,398
                          180,000(3)         8.7%          $ .75       10/04/09       $95,896   $215,155

Jay R. LaMarche            45,000(2)         2.2%          $1.34       04/05/09       $42,833    $96,103
                           98,000(3)         4.8%          $ .75       10/04/09       $52,210   $117,140

Manfred Weigele, Ph.D.     60,000(2)         2.9%          $1.34       04/05/09       $57,111   $128,137
                           99,500(3)         4.8%          $ .75       10/04/09       $53,009   $118,933

John D.  Iuliucci, Ph.D.   20,000(2)         1.0%          $1.34       04/05/09       $19,037    $42,712
                           70,000(3)         3.4%          $ .75       10/04/09       $37,293    $83,671

Laurie A. Allen, Esq.      20,000(2)         1.0%          $1.34       04/05/09       $19,037    $42,712
                           35,000(3)         1.7%          $ .75       10/04/09       $18,646    $41,836

Mark J. Zoller, Ph.D.      35,000(2)         1.7%          $1.34       04/05/09       $33,315    $74,747
                           72,000(3)         3.5%          $ .75       10/04/09       $38,358    $86,062


(1)  Options to purchase shares of Common Stock of the Company.

(2)  Exercisable 25% per year commencing on the first anniversary of the award.

(3) Exercisable 25% upon award and 25% every four months thereafter, subject to the following modifications: (a) 50% of the remaining unexercisable option shares become exercisable upon the occurrence of certain events including a change of control of the Hoechst-ARIAD Genomics Center, LLC, and certain other events, or (b) 100% of the remaining unexercisable option shares become exercisable upon a change of control of the Company.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                                                            No. of Securities
                                                          Underlying Unexercised     Value of Unexercised
                                                             Options at Fiscal       In-the-Money Options at
                             Shares                             Year End(#)          Fiscal Year End($)(4)
                           Acquired on        Value             Exercisable/              Exercisable/
Name                       Exercise(#)     Realized($)         Unexercisable             Unexercisable
----                       -----------     -----------    ----------------------     -----------------------

Harvey J. Berger, M.D.          --             --           467,214/212,500(1)(2)      $ 484,174/239,844
                                                                  178,571/0(3)                        --

Jay R. LaMarche                 --             --           167,106/119,251(1)           186,154/142,061
                                                                   89,285/0(3)                        --

Manfred Weigele, Ph.D.          --             --           174,044/134,813(1)           195,363/165,308
                                                                   89,285/0(3)                        --

John D. Iuliucci, Ph.D.         --             --            145,428/87,500(1)            167,047/97,642
                                                                   35,714/0(3)                        --

Laurie A. Allen, Esq.           --             --             41,875/93,125(1)             57,607/93,990

Mark J. Zoller, Ph.D.           --             --            177,428/99,500(1)           182,185/110,206



(1)  Options to purchase shares of Common Stock of the Company.

(2)  Includes options to purchase 235,714 shares held by The Berger Family
     Trust.

(3)  Options to purchase Common Stock of ARIAD Gene Therapeutics, Inc.

(4) Based upon a fair market value of $2.81 per share of Common Stock, which was the closing price of a share of Common Stock on the Nasdaq National Market on December 31, 1999.

401(k) PLAN

      Effective January 1, 1993, the Board of Directors adopted the ARIAD Retirement Savings Plan (the "401(k) Plan"), which is intended to qualify under
Section 401(k) of the Code covering all of the Company's eligible employees. Pursuant to the 401(k) Plan, employees may elect to defer, in the form of contributions to the 401(k) Plan, from 1% to 15% of their current compensation up to the statutorily prescribed annual limit ($10,000 in 1999) and have the amount of the reduction contributed to the 401(k) Plan. Effective July 1, 1997, the Company agreed to match 50% of the first 4% of compensation that eligible employees contribute to the 401(k) Plan, as defined. Employer matching contributions to the 401(k) Plan amounted to $167,000 for the year ended December 31, 1999.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

GENERAL

      The Compensation and Stock Option Committee of the Board of Directors (the "Committee") establishes compensation levels for executive officers, evaluates the performance of executive officers, considers management succession and related matters, administers the Company's stock option plans and recommends the grant of stock options under the stock option plans of ARIAD Gene Therapeutics, Inc. The Committee reviews with the Board of Directors all aspects of compensation for the executive officers, except that decisions with respect to awards under the 1991 Employee Plan are made solely by the Committee. The Committee is composed of three members who are nonemployee directors.

COMPENSATION POLICY

      The Committee's fundamental executive compensation philosophy is to enable the Company to attract and retain key executive personnel and to motivate those executives to help achieve the Company's objectives. Competition for experienced senior executive officers in the biotechnology industry is intense. In furtherance of these objectives, the Company offers executives base salaries and incentive compensation in amounts and at intervals it believes are competitive with those offered by other similar companies.

BASE SALARY AND STOCK OPTION AWARDS

      The Committee's subjective evaluation, the Company's overall progress and the individual executive's performance are considered in the Committee's recommendations concerning base salary, stock option and bonus awards. Stock options are granted generally on an annual basis to executive officers and employees as a performance incentive, as well as to create a link between employee and executive compensation and stockholder return and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company. In addition to an annual award of stock options usually awarded in the first quarter of the year in recognition of performance for the prior year, the Company awarded additional stock options in October 1999 to all employees and executives to encourage stability during the critical period when the Company was restructuring its relationship with Aventis and considering other strategic transactions and to recognize individual performance for 1999. In making decisions as to the compensation of the Company's executive officers, the Committee also relies upon compensation statistics from various sources, including specific industry-wide surveys.

BONUS AWARDS

      Because of the Company's desire to conserve cash, discretionary cash bonuses provided for in the employment agreements of the executive officers have not been awarded since the formation of the Company.

      In 1997, the Committee approved the ARIAD Pharmaceuticals, Inc. 1997 Executive Compensation Plan, which provides participants, in lieu of a cash bonus, an option to purchase certain designated mutual funds at a discount (75% for 1998 and 1999) equal to the amount of the bonus. The option vests equally over a four-year period, and an executive will not be taxed on the value of the mutual funds until the option is exercised. The plan is a non-qualified, unfunded, deferred compensation plan. In recognition of performance in fiscal years 1997 and 1998, the Committee made bonus awards in 1998 and 1999 with aggregate values of $390,000 and $338,500, respectively, to a total of 14 officers and key employees. Through December 31, 1999, $3,000 of the bonus awards for 1998 had been exercised, none of the awards for 1999 had been exercised, and $194,750 and $153,500 of the awards for 1998 and 1999, respectively, had been forfeited, principally due to employee separations, including those resulting from the sale of the Company's interest in the Genomics Center. At December 31, 1999, bonus awards aggregating $56,500 were exercisable and $320,750 were not exercisable. As of the date of this proxy, bonus awards for 1999 have not been awarded.

COMPENSATION OF CHIEF EXECUTIVE OFFICER FOR FISCAL YEAR 1999

      Effective January 1, 1997, the Board of Directors established Dr. Berger's annual base salary at $300,000. In May and October 1999, Dr. Berger was awarded options to acquire 70,000 and 180,000 shares respectively, of Common Stock of the Company in consideration of his performance in 1998 and 1999. The grant of options was based upon the Committee's subjective evaluation of the progress made by the Company in identifying and licensing new technologies and products, developing its lead product candidates, building the Company's technology platform and managing the Company's partnerships. The option awards were also made in recognition of Dr. Berger's role in the motivation and retention of the Company's management team and employees particularly during the period when the Company was restructuring its relationship with Aventis and considering other strategic options. The Committee believes that Dr. Berger's annual compensation is competitive with the compensation of the chief executive officers of comparable biotechnology companies.



                                   THE COMPENSATION AND STOCK OPTION COMMITTEE
                                       Philip Felig, M.D., Chairman
                                       Sandford D. Smith
                                       Raymond S. Troubh



SECTION 16 FILINGS

      Section 16(a) of the Exchange Act requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock to file reports of ownership and changes of ownership with the Commission on Forms 3, 4 and 5. The Company believes that during the fiscal year ended December 31, 1999 its directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock complied with all applicable filing requirements. In making these disclosures, the Company has relied solely on information filed with the Commission.

PERFORMANCE GRAPH

      The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock since January 1, 1995, with the total cumulative return of the Nasdaq U.S. Stock Market Index and the Nasdaq Pharmaceutical Stock Index, the latter of which includes biotechnology companies. The price of a share of Common Stock is based upon the closing price per share as quoted on the Nasdaq National Market. The graph lines merely connect year-end dates and do not reflect fluctuations between those dates.

      The comparison assumes $100 was invested on January 1, 1995 in the Company's Common Stock and in each of the foregoing indices and further assumes reinvestment of dividends. The Company did not declare or pay any dividends during the comparison period.


      COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN AMONG THE COMPANY, NASDAQ U.S. STOCK MARKET INDEX AND NASDAQ PHARMACEUTICAL STOCK INDEX


                                       01-Jan-95     31-Dec-95    31-Dec-96    31-Dec-97    31-Dec-98    31-Dec-99
                                       ---------     ---------    ---------    ---------    ---------    ---------

ARIAD Pharmaceuticals, Inc.              31.250        84.821      90.357        75.893       30.134      50.223
Nasdaq Pharmaceuticals Stock Index       71.131       115.093     115.217       119.565      152.103     282.980
Nasdaq U.S. Stock Market Index          111.081       177.620     218.487       267.691      377.191     698.443


                         INDEPENDENT PUBLIC ACCOUNTANTS

      The firm of Deloitte & Touche LLP has audited the financial statements of the Company since 1991. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will be given the opportunity to make a statement, if they so desire. The representatives also will be available to respond to appropriate questions raised by those in attendance at the Meeting.

      The Company's management has selected Deloitte & Touche LLP as independent public accountants to audit the books, records and accounts of the Company for the fiscal year ending December 31, 2000. The Audit Committee of the Board of Directors is expected to approve the selection.

             ANNUAL REPORT ON FORM 10-K; INCORPORATION BY REFERENCE

      Upon the written request of any record holder or beneficial owner of Common Stock entitled to vote at the Meeting, the Company, without charge, will provide a copy of its Annual Report on Form 10-K for the year ended December 31, 1999, as filed with the Securities and Exchange Commission. Requests should be directed to Corporate Communications, ARIAD Pharmaceuticals, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234, telephone: (617) 494-0400, facsimile: (617) 225-2860, email: investor@ariad.com.

      TO THE EXTENT THIS PROXY STATEMENT HAS BEEN OR WILL BE SPECIFICALLY INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THE SECTIONS OF THE PROXY STATEMENT ENTITLED "REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE" AND "PERFORMANCE GRAPH" SHALL NOT BE DEEMED TO BE SO INCORPORATED UNLESS SPECIFICALLY OTHERWISE PROVIDED IN ANY SUCH FILING.



                                    PROPOSALS

                                   PROPOSAL 1
                          ELECTION OF CLASS 3 DIRECTORS

      The Company's By-laws, as amended (the "By-laws"), provide that the number of directors shall be fixed by the Board. The Board of Directors has fixed the number at ten and, at a meeting held on March 30, 2000, nominated the persons named below to stand for election. All such nominees are currently directors.

      The Company's Certificate of Incorporation, as amended, and By-laws provide that the Board of Directors shall be divided into three classes, as nearly equal in number as possible, with the directors in each class serving a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at the Annual Meeting of Stockholders for that year. At this Meeting, four Class 3 Directors are to be elected to serve until the 2003 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

      It is intended that, if no contrary specification is made, the persons named as proxies shall vote for the four nominees named below. The Board of Directors believes that all of the nominees will be available and able to serve as directors, but if for any reason one or more of the nominees named below should not be available to stand for election or be able to serve, the proxies may exercise discretionary authority to vote for a substitute or substitutes recommended by the Board of Directors. The four nominees receiving the highest number of votes will be elected to serve as Class 3 Directors.

      THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF HARVEY J. BERGER, M.D., VAUGHN D. BRYSON, SANDFORD D. SMITH, AND RAYMOND S. TROUBH AS CLASS 3 DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                 STOCKHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING

      In order to be considered for inclusion in proxy materials for the Annual Meeting to be held in 2001, stockholder proposals must be received by the Company on or before January 5, 2001. For stockholder proposals which are not to be included in proxy materials for the Annual Meeting to be held in 2001, in order for a stockholder to nominate a person or persons for election to the Board of Directors or to properly bring other business before an Annual Meeting, notice of such nomination or business proposal must be received by the Company not earlier than February 19, 2001 and not later than March 21, 2001. Stockholder proposals must be received marked for the attention of: Secretary, ARIAD Pharmaceuticals, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139.

                                  OTHER MATTERS

      The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the Meeting other than that referred to herein. If any other business should come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies received and not thereafter revoked in accordance with their best judgment.



                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        Laurie A. Allen, Esq.
                                        Secretary


Cambridge, Massachusetts
May 5, 2000

                           ARIAD PHARMACEUTICALS, INC.
                              26 Landsdowne Street
                         Cambridge, Massachusetts 02139

                  Annual Meeting of Stockholders - June 8, 2000
               Proxy Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Harvey J. Berger, M.D. and Jay R. LaMarche as Proxies, with full power of substitution of each, to vote for and on behalf of the undersigned at the 2000 Annual Meeting of Stockholders of ARIAD Pharmaceuticals, Inc. to be held at the Company's offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139 on Thursday, June 8, 2000 at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof. The undersigned hereby directs the said Proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the matter set forth on the reverse side hereof, as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
                       ----------------------------------

Please sign exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                          DO YOU HAVE ANY COMMENTS?

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------


Mark box at right if an address change or comment has been noted on          [ ]
the reverse side of this card.

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.                                Date
                                                                           ----

----- Stockholder sign here ----------- Co-owner sign here -----

1.  To elect four Class 3 Directors to                              For All     With-      For All
hold office until the 2003 Annual Meeting                          Nominees     hold       Except
of Stockholders and until their successors                           [ ]        [ ]         [ ]
are duly elected and qualified.

Harvey J. Berger, M.D., Vaughn D. Bryson, Sandford D. Smith, Raymond S. Troubh

      NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee(s).

2. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING OF
     STOCKHOLDERS. ACCORDINGLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
     YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD IN THE
     ENCLOSED POSTAGE PAID ENVELOPE. IF YOU CHOOSE, YOU MAY VOTE YOUR SHARES IN
     PERSON AT THE ANNUAL MEETING.

DETACH CARD                                                         DETACH CARD

                           ARIAD PHARMACEUTICALS, INC.

Dear Stockholder,


Please take note of the important information enclosed with this Proxy. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted, then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held June 8, 2000.

Thank you in advance for your prompt consideration of these matters.


Sincerely,

ARIAD Pharmaceuticals, Inc.



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